Exhibit (o)(2)

                                   SCHEDULE A
                                   ----------

                              AMENDED AND RESTATED
                    MULTIPLE CLASS PLAN FOR EATON VANCE FUNDS
                                 MARCH 17, 2003


                                          Eaton Vance Growth Trust
                                          ------------------------

Atlanta Capital Intermediate Bond Fund                       Eaton Vance Growth Fund
Atlanta Capital Large-Cap Growth Fund                        Eaton Vance Information Age Fund
Atlanta Capital Small-Cap Fund                               Eaton Vance Large-Cap Growth Fund
Eaton Vance Asian Small Companies Fund                       Eaton Vance Small-Cap Growth Fund
Eaton Vance Greater China Growth Fund                        Eaton Vance Worldwide Health Sciences Fund

                                           Eaton Vance Investment Trust
                                           ----------------------------

Eaton Vance California Limited Maturity Municipals Fund      Eaton Vance New Jersey Limited Maturity Municipals Fund
Eaton Vance Florida Limited Maturity Municipals Fund         Eaton Vance New York Limited Maturity Municipals Fund
Eaton Vance Massachusetts Limited Maturity Municipals Fund   Eaton Vance Ohio Limited Maturity Municipals Fund
Eaton Vance National Limited Maturity Municipals Fund        Eaton Vance Pennsylvania Limited Maturity Municipals Fund


                                           Eaton Vance Municipals Trust
                                           ----------------------------

Eaton Vance Alabama Municipals Fund                          Eaton Vance Mississippi Municipals Fund
Eaton Vance Arizona Municipals Fund                          Eaton Vance Missouri Municipals Fund
Eaton Vance Arkansas Municipals Fund                         Eaton Vance National Municipals Fund
Eaton Vance California Municipals Fund                       Eaton Vance New Jersey Municipals Fund
Eaton Vance Colorado Municipals Fund                         Eaton Vance New York Municipals Fund
Eaton Vance Connecticut Municipals Fund                      Eaton Vance North Carolina Municipals Fund
Eaton Vance Florida Municipals Fund                          Eaton Vance Ohio Municipals Fund
Eaton Vance Georgia Municipals Fund                          Eaton Vance Oregon Municipals Fund
Eaton Vance Kentucky Municipals Fund                         Eaton Vance Pennsylvania Municipals Fund
Eaton Vance Louisiana Municipals Fund                        Eaton Vance Rhode Island Municipals Fund
Eaton Vance Maryland Municipals Fund                         Eaton Vance South Carolina Municipals Fund
Eaton Vance Massachusetts Municipals Fund                    Eaton Vance Tennessee Municipals Fund
Eaton Vance Michigan Municipals Fund                         Eaton Vance Virginia Municipals Fund
Eaton Vance Minnesota Municipals Fund                        Eaton Vance West Virginia Municipals Fund


                                          Eaton Vance Municipals Trust II
                                          -------------------------------

Eaton Vance Florida Insured Municipals Fund                  Eaton Vance High Yield Municipals Fund
Eaton Vance Hawaii Municipals Fund                           Eaton Vance Kansas Municipals Fund

                                      A-1

                                          Eaton Vance Mutual Funds Trust
                                          ------------------------------

Eaton Vance Floating-Rate Fund                               Eaton Vance Tax-Managed Growth Fund 1.2
Eaton Vance Floating-Rate High Income Fund                   Eaton Vance Tax-Managed International Growth Fund
Eaton Vance Government Obligations Fund                      Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance High Income Fund                                 Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
Eaton Vance Low Duration Fund                                Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1
Eaton Vance Strategic Income Fund                            Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
Eaton Vance Tax-Managed Dividend Income Fund                 Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Tax-Managed Equity Asset Allocation Fund         Eaton Vance Tax-Managed Value Fund
Eaton Vance Tax-Managed Growth Fund 1.1                      Eaton Vance Tax-Managed Dividend Income Fund


                                       Eaton Vance Special Investment Trust
                                       ------------------------------------

Eaton Vance Balanced Fund                                    Eaton Vance Small-Cap Growth Fund
Eaton Vance Emerging Markets Fund                            Eaton Vance Small-Cap Value Fund
Eaton Vance Greater India Fund                               Eaton Vance Special Equities Fund
Eaton Vance Growth & Income Fund                             Eaton Vance Utilities Fund
Eaton Vance Large-Cap Core Fund


                                         Eaton Vance Income Fund of Boston
                                         ---------------------------------

                                      A-2